The HIT Difference

Chang Suh, CFA, CPA
Senior Executive Vice President – Chief Portfolio Manager
AFL-CIO Housing Investment Trust

The AFL-CIO Housing Investment Trust (HIT) has worked hard to structure and execute an investment strategy that has outperformed its industry benchmark year after year for two decades on a gross basis, while growing investors’ capital, even through the turbulent economy of the last five years.  Only a small number of money managers outperform their benchmarks in any given year, let alone year after year. The success of this fixed-income investment strategy makes the HIT a desirable investment choice for union and public employee pension plans.

When asked how the HIT can consistently deliver this sort of performance and still carry out its mission of socially responsible investing, I argue that we earn competitive returns because of our mission, not in spite of it. The high credit quality multifamily investments that have allowed us to outperform our market benchmark for 20 consecutive calendar years on a gross basis are the same investments that generate family-supporting union jobs, affordable housing, and economic development for communities around the country.

Among investment grade fixed-income investors, the HIT stands out because we can source multifamily mortgage investments directly from the developers, housing finance agencies, mortgage bankers and others who have projects to develop, rather than simply buying securities off the screen. We can even provide technical expertise to assist in bringing complex transactions to completion.  And financing more projects means putting more pension capital to work.

As a significant player in the government/agency multifamily mortgage-backed securities market, our expertise in trading, structuring, and negotiating terms maximizes value for the portfolio.  These job-generating investments contribute to the HIT’s track record because they tend to generate higher income than the benchmark without increasing credit risk or interest rate risk.  The relative safety of these investments has served HIT investors well and can make the HIT an attractive fixed-income anchor for an investment portfolio. In addition, this focus on high credit quality, together with the fact that we do not hold corporate bonds, can also make the HIT a better source of diversification than other fixed-income investments that include corporate bonds, whose performance tends to be more highly correlated with equities.

We feel that our successful investment strategy will continue to serve us well going forward.  Our direct sourcing of investment opportunities has produced a pipeline of prospective transactions that should provide additional attractive construction-related investments in the period ahead.  And the growing need for multifamily rental housing in the U.S. translates to more opportunities to invest in construction and rehabilitation projects, which also positions us well.

We are proud to offer our investors responsible investing – competitive returns together with union jobs, affordable housing, and community development.  This is what we do.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.  All statistics are current as of May 31, 2013, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

For the 1-, 3-, 5-, and 10-year periods ended May 31, 2013, the HIT’s net returns were 0.71%, 4.50%, 5.60%, and 4.64%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.